M FUNDS

                         Edinburgh Overseas Equity Fund
                             Turner Core Growth Fund
                       Frontier Capital Appreciation Fund
                            Enhanced U.S. Equity Fund

                                  Annual Report
                                December 31, 1996


                                     [LOGO]










M FUND, INC.
PRESIDENT'S LETTER

January 8, 1997

Dear Contract Owners:

We are pleased to present to you the M Fund, Inc. (the "Company") 1996 Annual Report dated December 31, 1996. It has been one year since the introduction of M Fund, a series fund proprietary to the M Financial Group. The Company began operations on January 4, 1996 and quickly gained popularity during the course of the year with net assets under management growing to more than $10 million.

The Company is an investment company consisting of four separate diversified Funds. These Funds are available through variable life insurance and variable annuity policies offered by members of M Financial Group and issued by certain insurance companies.

Sub-Advisers  to the  Funds,  under  the  direction  of M  Financial  Investment
Advisers, the investment adviser to the Company, have prepared the attached discussions of the results for each Fund for the year ended December 31, 1996 and the outlook for the first six months of 1997.

Sub-Advisers to the Company include: Edinburgh Fund Managers for the Edinburgh Overseas Equity Fund, Turner Investment Partners for the Turner Core Growth Fund, Frontier Capital Management for the Frontier Capital Appreciation Fund, and Franklin Portfolio Associates for the Enhanced US Equity Fund.

The M Fund Board of Directors in coordination with M Financial Investment Advisers and M Fund's participating life insurance carriers remain committed to providing opportunities to add value to shareholders.

Sincerely,

/s/DANIEL F. BYRNE

President
M Fund, Inc.






                         EDINBURGH OVERSEAS EQUITY FUND

    The Edinburgh Overseas Equity Fund returned -0.6% for the period January 4, 1996, commencement of operations, to December 31, 1996. The MSCI EAFE Index returned 6.1% for the year ended December 31, 1996.

    Most overseas equity markets have moved higher over the period to December 31, 1996 although returns to U.S. investors were reduced by the strength of the U.S. Dollar -- particularly against the Yen and the Deutschmark. The best returns during the period came from the European markets with the UK and Scandinavian areas performing strongly. Optimism regarding prospects for Hong Kong, ahead of the handover to China, enabled this market to rise by nearly 20% over the period. The major area of disappointment has been Japan, where investors have become increasingly disillusioned by the pace of economic recovery and by continued uncertainties within the financial sector.

    During the period, country allocation has been the primary contributor to the Fund's underperformance compared to the benchmark index. Specifically, its overweight exposure to Japan and Thailand and the corresponding underweight allocation to European countries. Stock selection showed mixed performance with strong returns from investments in Hong Kong and Sweden. Near term, as a precautionary short term tactical measure, the Fund's Japanese exposure has been reduced from 25% to 20%.

    Interest rate trends have remained a dominant influence on global financial markets. The slowing U.S. economy reduced the immediate prospect of higher short term interest rates and, as a result, there was and continues to be an inflow into the U.S. market from mutual funds. Additionally, Japanese investors seeking to enhance returns by diversifying internationally have been major buyers of both U.S. bonds and equities. In the U.K., where a strong economic recovery is taking place and where short term rates look set to move higher, the impending General Election will be in the forefront of investors' minds. In Continental Europe, further modest cuts in the interest rates may be seen, given the sluggish nature of the recovery.

EDINBURGH FUND MANAGERS PLC
INVESTMENT SUBADVISER TO THE EDINBURGH OVERSEAS EQUITY FUND


                                       2




             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE EDINBURGH OVERSEAS EQUITY FUND AND MSCI EAFE INDEX



               [INSERT GRAPH SEE SAMPLE AND ATTACHED PLOT POINTS]



                         [COPY FOR GRAPH IS AS FOLLOWS}

Edinburgh Overseas Equity Fund           MSCI EAFE Index
1/4/96                   10,000          10,000
3/31/96                  10,077          10,296
6/30/96                  10,264          10,466
9/30/96                   9,992          10,403
12/31/96                  9,940          11,610


Average Annual Total Return for the Fund for the period ended 12/31/96 Since 1/4/96*: (0.6)%



The Fund's total return is calculated net of Fund management and operating expenses. Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.


----------
*  Fund's inception date
** 1/1/96 to 12/31/96




 MORGAN STANLEY CAPITAL INTERNATIONAL -- EUROPE, AUSTRALIA, FAR EAST INDEX

The arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of the following 20 countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

                                       3





                             TURNER CORE GROWTH FUND

    The Turner Core Growth Fund returned 20.0% for the period January 4, 1996, commencement of operations, to December 31, 1996. The Willshire 5000 Stock Index returned 21.2% for the year ended December 31, 1996. The average growth fund tracked by Lipper Analytical Services returned 19.24% for the year ended December 31, 1996.

    During 1996, large capitalization, blue-chip stocks led the U.S. stock market to record levels. Fueled by low inflation, slow-but-steady economic growth, rising corporate earnings and a stable interest rate environment, U.S. stocks registered their second consecutive year of strong double-digit returns culminating in the best two-year compound return since 1974-75 and fifth best on record.

    Several factors contributed to the performance of the Fund. Our bottom-up stock selection process was effective in identifying companies like Intel, Microsoft and IBM which continued to report exceptionally strong quarterly earnings growth. Secondly, our disciplined approach to maintaining industry sector allocations nearly identical to their proportion of the S&P 500 Index added significant value, particularly since we had full market weightings in the Energy and Financial Services sectors (sectors where growth managers rarely focus). Energy holdings, during the year, such as Flores & Rucks, Smith International and Chesapeake Corporation enjoyed substantial price appreciation as drilling, oil service and exploration companies benefited from increased demand for energy resources. The climate for Financial Service companies was also quite favorable in light of stable-to-declining interest rates. Our holdings of money center banks such as Citicorp, Chase Manhattan and NationsBank allowed us to capture exceptionally strong performance and lend further support to our belief that we can discover companies with superior earnings growth even in non-growth sectors.

    The market's advance for the year, and especially the last six-months, was narrowly based as relatively few of the largest-cap stocks accounted for an unusually large portion of the Index's return. The impact of owning the largest capitalization stocks is evidenced even within the biggest 500 stocks: the performance of the top quintile or biggest 100 stocks exceeded the fourth and fifth quintiles by 10% and 6%, respectively. Toward year-end investors turned more defensive and favored blue-chip, value-oriented stocks with steady, reliable earnings growth and sufficient liquidity to enable an easier exit should the market fall from its record level. By comparison, stocks of medium and smaller growth companies lagged significantly.

    In this type of environment, two factors will impede our performance: (1) our strategic but selective commitment to medium and smaller capitalization growth companies which have been significant contributors to the strategy's long term results; and (2) our risk-control discipline which limits individual security positions to a maximum 2% position, at cost: when large cap stocks are favored, our holdings are at a proportional weighting disadvantage relative to those individual stocks comprising more than two percent of the benchmark index.

    Despite an exceptionally volatile investment climate during which investors have overlooked the superior earnings growth rates and relatively low valuations of medium and smaller growth companies, we will adhere to our time proven discipline and maintain our strategic allocation to these segments of the market. We believe that investors will begin to seek attractive opportunities outside of the narrow range of the large cap, blue-chip companies and continue to favor the types of growth stocks held within the Fund.

TURNER INVESTMENT PARTNERS, INC.
INVESTMENT SUBADVISER TO THE TURNER CORE GROWTH FUND


                                       4




             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            THE TURNER CORE GROWTH FUND AND WILSHIRE 5000 STOCK INDEX


               [INSERT GRAPH SEE SAMPLE AND ATTACHED PLOT POINTS]

                         [COPY FOR GRAPH IS AS FOLLOWS]

Turner Core Growth Fund                  Wilshire 5000 Stock Index
1/4/96                   10,000          10,000
3/31/96                  10,651          10,562
6/30/96                  11,228          11,027
9/30/96                  11,614          11,339
12/31/96                 12,000          12,120


Average Annual Total Return for the Fund for the period ended 12/31/96 Since 1/4/96*: 20.0%





The Fund's total return is calculated net of Fund management and operating expenses. Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.


----------
*  Fund's inception date
** 1/1/96 to 12/31/96

                            WILSHIRE 5000 STOCK INDEX

A capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market.



                                       5




                       FRONTIER CAPITAL APPRECIATION FUND

    The Frontier Capital Appreciation Fund returned 30.3% for the period January 4, 1996, commencement of operations, to December 31, 1996. The Russell Midcap Index returned 19.0% for the year ended December 31, 1996. The larger cap S&P 500 Index returned 22.8% for the year ended December 31, 1996.

    1996 was the third consecutive year in which the small and mid cap averages have lagged the S&P 500. The underperformance of this sector appears to reflect the preference of investors for liquidity in a period in which corporate profit gains have been relatively abundant with S&P 500 companies earnings again ahead more than 10% for the year.

    Looking forward, however, we believe that both the economy and corporate profit growth will moderate this year. We are now in the seventieth month of economic expansion, the fourth longest in the current century. Personal consumption expenditures, which represented 68% of GDP in 1996, still hold the key to economic growth. While consumer confidence remains high, consumer debt, fostered by the ready availability of credit, has risen to historically high levels. With unemployment down to 5.4%, the work force is at close to full utilization. All of this suggests that real GDP growth is likely to slow from last year's above average 3% rate to a more trendline rate of about 2%. If, as we anticipate, GDP growth slows and inflation remains moderate (3%+ as measured by the CPI), corporate profit gains are unlikely to sustain the double digit pace of recent years. Earnings growth for many mature larger cap companies has been well above trendline as margins have been helped by downsizing and restructuring actions. For the large multinationals that dominate the S&P 500 Index, the relative weakness in the dollar, until recently, has also bolstered profitability. These benefits are expected to lessen going forward, and in the case of the dollar, reverse in 1997, suggesting that corporate profit growth may slow to under 10%.

    Slower overall profit growth should imply higher premiums for companies that can deliver above average earnings performance. Small and mid cap companies with strong secular growth characteristics and low foreign exposure should be especially attractive. This is particularly true with the relative valuations for small and mid caps having been depressed by the underperformance of the past three years. Given this backdrop, we continue to underweight the consumer sector and overweight the capital spending and business services sectors in the Fund versus the benchmark index. Corporate capital spending, particularly technology related, continues to grow at above average rates, reflective of the pressures to sustain and enhance productivity and profitability gains. The service sectors tend to be less economically sensitive and are thus less vulnerable to the slowing trends we anticipate.

FRONTIER CAPITAL MANAGEMENT CO., INC.
INVESTMENT SUBADVISER TO THE FRONTIER CAPITAL APPRECIATION FUND


                                       6




           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL MIDCAP STOCK INDEX




               [INSERT GRAPH SEE SAMPLE AND ATTACHED PLOT POINTS]

                         [COPY FOR GRAPH IS AS FOLLOWS]


Frontier Capital Appreciation Fund       Russell Midcap Index
1/4/96                   10,000          10,000
3/31/96                  10,927          10,602
6/30/96                  11,931          10,900
9/30/96                  12,436          11,242
12/31/96                 13,030          11,900

Average Annual Total Return for the Fund for the period ended 12/31/96 Since 1/4/96*: 30.3%






The Fund's total return is calculated net of Fund management and operating expenses. Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.


----------
*  Fund's inception date
** 1/1/96 to 12/31/96




                           RUSSELL MIDCAP STOCK INDEX

A capitalization weighted stock index representing the 200-800 ranked domestic stocks in terms of market capitalization. The index captures the performance of medium sized companies.

                                       7




                            ENHANCED U.S. EQUITY FUND

    The Enhanced U.S. Equity Fund returned 23.7% for the period January 4, 1996, commencement of operations, to December 31, 1996. The S&P 500 Index returned 22.8% for the year ended December 31, 1996.

    Relative performance was particularly strong during the beginning of the period as the Fund became fully invested in stocks. One factor hindering performance as the year progressed was a capitalization effect which was concentrated in the very largest stocks within the S&P 500 Index. For instance, the largest 25 stocks in the S&P 500 had a total return during the year of 28.4%. The largest 100 stocks had a return of 26.5%. The smallest 400 issues of the S&P had a return of only 17.9%, which in turn, still bested the 16.5% gain produced by the Russell 2000 Index. It was a difficult year for stock selection techniques because a relatively small group of stocks, which account for a disproportionate percentage of the S&P 500 Index, drove the strong performance.

    As the year progressed day to day market volatility increased and there has been increased speculation and concern on the future direction of inflation, interest rates and corporate profits. A steady flow of new cash into equity mutual funds has kept the U.S. equity market in the "new high" territory for quite some time. For the year, the top industry performers of the S&P 500 Index, were Oil Services (57.4%), Miscellaneous Finance (40.4%), Banks (38.9%), Apparel & Textiles (38.7%), Business Machines (37.5%) and Electronics (35.5%). Sub par returns were generated by Trucking (-6.9%), Iron & Steel (6.4%), Precious Metals (0.7%), Media (0.9%) and Telephones (2.6%).

    We continue to view equities as being slightly on the "rich" side. The positive performance of U.S. equities during 1996 was the result of an almost ideal environment of steady growth and mild inflation. These conditions could continue for some time, although a historical perspective might suggest this expansion is getting a little "long in the tooth". We offer the caveat that market timing is not, in our view, an ingredient of most successful investment strategies. "Staying the course" with a well-chosen investment mix suits most investors' needs and temperaments.

FRANKLIN PORTFOLIO ASSOCIATES
INVESTMENT SUBADVISER TO THE ENHANCED U.S. EQUITY FUND


                                      8





             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE ENHANCED U.S. EQUITY FUND AND S&P 500 STOCK INDEX



               [INSERT GRAPH SEE SAMPLE AND ATTACHED PLOT POINTS]


                         [COPY FOR GRAPH IS AS FOLLOWS]


Enhanced US Equity Fund                  S&P 500 Stock Index
1/4/96                   10,000          10,000
3/31/96                  10,875          10,538
6/30/96                  11,194          11,007
9/30/96                  11,432          11,342
12/31/96                 12,370          12,280


Average Annual Total Return for the Fund for the period ended 12/31/96 Since 1/4/96*: 23.7%




The Fund's total return is calculated net of Fund management and operating expenses. Past performance is not predictive of future performance. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.



----------
*  Fund's inception date
** 1/1/96 to 12/31/96

                            S&P 500 STOCK INDEX

A capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.


                                       9



EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996



                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  FOREIGN COMMON STOCK -- 85.8%
                  ARGENTINA -- 1.6%
    10,780        Ciadea*                                            $ 51,214
                                                                     --------
                  AUSTRALIA -- 4.3%
     3,000        Lend Lease Corp Ltd.                                 58,183
    34,000        Orogen Minerals*                                     79,183
                                                                     --------
                                                                      137,366
                                                                     --------
                  BRAZIL -- 2.3%
     4,000        Centrais Electricas Brasileiras SA                   74,295
                                                                     --------
                  FRANCE -- 6.5%
     1,200        Elf Aquitaine SA                                    109,308
     1,030        Lyonnaise des Eaux-Dumez SA                          95,928
                                                                     --------
                                                                      205,236
                                                                     --------
                  GERMANY -- 10.2%
     2,400        Hoechst AG                                          113,409
       249        Mannesmann AG                                       107,951
     2,200        Siemens AG                                          103,672
                                                                     --------
                                                                      325,032
                                                                     --------
                  GREAT BRITAIN -- 15.3%
    12,000        Chubb Security Plc.                                  67,122
     5,000        EMI Group Plc.                                      118,632
     5,000        GKN Plc.                                             85,741
    10,000        Lloyds TSB Group Plc.                                73,749
    10,190        Smithkline Beecham Plc.                             141,310
                                                                     --------
                                                                      486,554
                                                                     --------
                  HONG KONG -- 8.0%
                  Henderson Land Development
    15,000          Co. Ltd.                                          151,270
     4,800        HSBC Holdings Plc.                                  102,709
                                                                     --------
                                                                      253,979
                                                                     --------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  ITALY -- 2.5%
    15,700        Ente Nazionale Indrocarburi Spa                    $ 80,809
                                                                     --------
                  JAPAN -- 18.8%
     2,000        Best Denki Co. Ltd.                                  23,141
         2        DDI Corp.                                            13,229
     4,000        Fujikura Ltd.                                        32,052
     3,000        Hankyu Department Stores                             30,567
     4,000        Hitachi Ltd.                                         37,302
     2,000        Kajima Corp.                                         14,299
    14,000        Kobe Steel Ltd.*                                     29,497
     2,000        Mitsui Fudosan                                       20,033
     3,000        Mitsui & Co.                                         24,350
     1,000        Mori Seiki                                           13,816
     1,000        Murata Manufacturing Co. Ltd.                        32,812
     2,000        NEC Corp.                                            24,178
     4,000        Nihon Cement Co. Ltd.                                20,413
         3        Nippon Telegraph & Telephone                         22,744
     3,000        Nippon Yusen Kabushiki Kaisha                        13,574
     4,000        Nissan Motors                                        23,210
     2,000        Nomura Securities Co. Ltd.                           30,049
       600        People Co. Limited                                   18,133
     2,000        Sekisui Chemical Co.                                 20,206
     2,000        Sumitomo Bank                                        28,840
     2,000        Sumitomo Trust & Banking                             20,033
     1,000        Terumo Corp.                                         13,557
     1,000        The Bank of Tokyo Mitsubishi                         18,565
     1,000        Tokyo Electric Power Co. Inc.                        21,932
     1,000        Tokyo Electron Ltd.                                  30,654
     3,000        Topre Corp.                                          21,319
                                                                     --------
                                                                      598,505
                                                                     --------


                See accompanying notes to financial statements.

                                       10




EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  FOREIGN COMMON STOCK (CONTINUED)
                  MALAYSIA -- 1.7%
    31,000        Renong Berhad                                     $   54,991
                                                                    ----------
                  MEXICO -- 1.0%
     8,000        Cemex, SA de C.V. -- Class A                          28,455
                                                                    ----------
                  NETHERLANDS -- 4.0%
     3,330        Royal Ptt Nederland NV                               127,105
                                                                    ----------
                  SINGAPORE -- 2.8%
     7,100        Overseas Chinese Banking Corp.                        88,287
                                                                    ----------
                  SWEDEN -- 1.9%
     2,000        Nordbanken AB                                         60,590
                                                                    ----------
                  SWITZERLAND -- 4.9%
        60        Nestle SA                                             64,415
        80        Novartis                                              91,625
                                                                    ----------
                                                                       156,040
                                                                    ----------
                  TOTAL FOREIGN COMMON
                    STOCK (Cost $2,652,247)                          2,728,458
                                                                    ----------

 FACE                                                  MATURITY         VALUE
AMOUNT                                    RATE           DATE          (NOTE 1)
------                                    ----           ----          --------
            CONVERTIBLE FOREIGN BONDS -- 1.7%
            Fuji International
Y6,000,000   Finance                      0.25%        02/01/02      $   52,586
             (Cost $53,210)                                          ----------
              TOTAL INVESTMENTS -- 87.5%
               (Cost $2,705,457)                                      2,781,044
              Other Assets and Liabilities
               (net) -- 12.5%                                           396,153
                                                                     ----------
              TOTAL NET ASSETS -- 100.0%                            $ 3,177,197
                                                                     ==========
              NOTES TO THE PORTFOLIO OF INVESTMENTS:

              * Non-income producing security.
              Y -- Japanese Yen.



                See accompanying notes to financial statements.

                                       11




EDINBURGH OVERSEAS EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


At December 31, 1996, industry sector diversification of the Edinburgh Overseas Equity Fund's investments as a percentage of net assets was as follows:


                                                       PERCENTAGE OF
            INDUSTRY SECTOR                              NET ASSETS
            ---------------                              ----------
Banking                                                     12.4%
Pharmaceuticals                                              7.8
Real Estate                                                  7.2
Oil & Gas                                                    6.0
Automotive                                                   5.7
Electrical Equipment                                         5.4
Electronics                                                  5.0
Entertainment & Leisure                                      4.3
Chemicals                                                    4.2
Commercial Services                                          4.0
Heavy Machinery                                              3.8
Electric Utilities                                           3.0
Municipal Services                                           3.0
Financial Services                                           2.6
Mining                                                       2.5
Beverages, Food & Tobacco                                    2.0
Conglomerates                                                1.7
Building Materials                                           1.5
Retailers                                                    1.0
Metals                                                       0.9
Wholesale Trade                                              0.8
Computers & Information                                      0.7
Telephone Systems                                            0.7
Building & Construction                                      0.5
Transportation                                               0.4
Communications                                               0.4
                                                            ----
                                                            87.5%
                                                            ====




                See accompanying notes to financial statements.

                                       12




TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS -- 94.2%
                  AEROSPACE & DEFENSE -- 2.5%
     360          AlliedSignal, Inc.                                 $ 24,120
     250          Boeing Co.                                           26,594
                                                                     --------
                                                                       50,714
                                                                     --------
                  AIRLINES -- 0.7%
     230          UAL Corp.*                                           14,375
                                                                     --------
                  AUTOMOTIVE -- 1.9%
     720          Chrysler Corp.                                       23,760
     430          Lear Corp.*                                          14,674
                                                                     --------
                                                                       38,434
                                                                     --------
                  BANKING -- 4.5%
     290          Chase Manhattan Corp.                                25,883
     270          Citicorp.                                            27,810
     300          First Bank System, Inc.                              20,475
     170          Nationsbank Corp.                                    16,618
                                                                     --------
                                                                       90,786
                                                                     --------
                  BEVERAGES, FOOD & TOBACCO -- 5.9%
     640          Archer-Daniels-Midland                               14,080
     800          Coca-Cola Co.                                        42,100
     360          ConAgra                                              17,910
     275          Philip Morris Co.                                    30,972
     370          Robert Mondavi Corp. Class A*                        13,505
                                                                     --------
                                                                      118,567
                                                                     --------
                  CHEMICALS -- 4.2%
     160          Air Products & Chemicals, Inc.                       11,060
     280          Dupont (E.I.) de Nemours                             26,425
     740          Monsanto Co.                                         28,768
     290          Sigma Aldrich Corp.                                  18,107
                                                                     --------
                                                                       84,360
                                                                     --------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMERCIAL SERVICES -- 2.0%
     460          AccuStaff, Inc.*                                   $  9,704
     450          CUC International, Inc.*                             10,688
     400          Paychex, Inc.                                        20,575
                                                                     --------
                                                                       40,967
                                                                     --------
                  COMMUNICATIONS -- 2.5%
     300          AirTouch Communications*                              7,575
     270          Cascade Communications Corp.*                        14,884
     570          Omnipoint Corp.*                                     10,973
     440          Paging Network, Inc.*                                 6,710
     320          PairGain Technologies, Inc.*                          9,740
                                                                     --------
                                                                       49,882
                                                                     --------
                  COMPUTER SOFTWARE -- 8.0%
     300          Cisco Systems, Inc.*                                 19,088
                  Computer Associates
     145            International, Inc.                                 7,214
     520          First Data                                           18,980
     400          FORE Systems, Inc.*                                  13,150
     410          Gartner Group, Inc. A*                               15,964
     360          Microsoft Corp.*                                     29,745
     500          Oracle Corp.*                                        20,875
     300          Peoplesoft*                                          14,381
     570          Sterling Commerce, Inc.*                             20,093
                                                                     --------
                                                                      159,490
                                                                     --------
                  COMPUTERS & INFORMATION -- 4.6%
     350          HBO & Co.                                            20,781
     260          Hewlett-Packard, Inc.                                13,065
     380          Ingram Micro, Inc. A*                                 8,740
     140          International Business Machines                      21,140
     250          Parametric Technology Corp.*                         12,844
     370          Seagate Technology, Inc.*                            14,615
                                                                     --------
                                                                       91,185
                                                                     --------



                See accompanying notes to financial statements.

                                       13




TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996




                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  CONGLOMERATES -- 1.8%
     220          General Electric                                    $21,753
     440          Republic Industries, Inc.*                           13,723
                                                                      -------
                                                                       35,476
                                                                      -------
                  CONTAINERS & PACKAGING -- 0.8%
     460          Avery-Dennison Corp.                                 16,273
                                                                      -------
                  COSMETICS & PERSONAL CARE -- 1.6%
     350          Avon Products, Inc.                                  19,994
     160          Gillette Co.                                         12,440
                                                                      -------
                                                                       32,434
                                                                      -------
                  ELECTRONICS -- 4.3%
     360          Applied Materials, Inc.*                             12,938
     230          Intel Corp.                                          30,116
     360          Micron Technology, Inc.                              10,485
     160          Texas Instruments Inc.                               10,200
     500          Ultratech Stepper, Inc.*                             11,875
     310          Xilinx, Inc.*                                        11,412
                                                                      -------
                                                                       87,026
                                                                      -------
                  ENTERTAINMENT & LEISURE -- 2.9%
     490          Harley Davidson, Inc.                                23,030
     610          International Game Technology                        11,133
     340          Walt Disney Co.                                      23,673
                                                                      -------
                                                                       57,836
                                                                      -------
                  ENVIROMENTAL CONTROLS -- 2.2%
     310          US Filter Corp.                                       9,843
     400          USA Waste Services, Inc.*                            12,750
     630          WMX Technologies                                     20,554
                                                                      -------
                                                                       43,147
                                                                      -------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  FINANCIAL SERVICES -- 2.4%
     330          Green Tree Financial Corp.                          $12,746
     150          Household International, Inc.                        13,838
      70          Merrill Lynch & Co., Inc.                             5,705
     600          The Money Store, Inc.                                16,575
                                                                      -------
                                                                       48,864
                                                                      -------
                  FOOD RETAILERS -- 1.2%
     170          CPC International, Inc.                              13,175
     140          Pioneer Hi-Bred International                         9,800
                                                                      -------
                                                                       22,975
                                                                      -------
                  FOREST PRODUCTS & PAPER -- 1.0%
     200          Kimberly-Clark Corp.                                 19,050
                                                                      -------
                  HEALTH CARE PROVIDERS -- 4.3%
     580          Healthsouth Corp.*                                   22,403
                  Pacificare Health Systems, Inc.
     140            Class B*                                           11,935
     340          PhyCor, Inc.*                                         9,648
     360          Renal Treatment Centers, Inc.*                        9,180
     420          Total Renal Care Holdings*                           15,225
                  Universal Health Services, Inc.
     630            Class B*                                           18,034
                                                                      -------
                                                                       86,425
                                                                      -------
                  HOUSEHOLD PRODUCTS -- 0.9%
     165          Procter & Gamble Co.                                 17,738
                                                                      -------
                  INSURANCE -- 4.3%
     190          American International Group                         20,568
     190          Jefferson Pilot Corp.                                10,759
     470          SunAmerica, Inc.                                     20,856
     300          Travelers Group                                      13,613
     550          Travelers/Aetna Property Corp.                       19,456
                                                                      -------
                                                                       85,252
                                                                      -------



                See accompanying notes to financial statements.

                                       14




TURNER CORE GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  LODGING -- 0.9%
     310          HFS, Inc.*                                         $ 18,523
                                                                     --------
                  MANUFACTURING -- 1.0%
                  Minnesota Mining &
     230            Manufacturing Co.                                  19,061
                                                                     --------
                  MEDIA, BROADCASTING & PUBLISHING -- 0.6%
     160          Gannett Co, Inc.                                     11,980
                                                                     --------
                  METALS & MINING -- 0.7%
     420          Titanium Metals Corp.*                               13,808
                                                                     --------
                  OIL & GAS -- 11.3%
     310          Amoco                                                24,955
     310          Chevron Corp.                                        20,150
     320          Consolidated Natural Gas Co.                         17,680
     240          Exxon                                                23,520
     350          Flores & Rucks, Inc.*                                18,638
     220          Halliburton Co.                                      13,255
     260          Louisiana Land & Exploration Corp.                   13,943
     140          Mobil Corp.                                          17,115
     700          Occidental Petroleum                                 16,363
     400          Sonat, Inc.                                          20,600
     360          United Meridian Corp.*                               18,630
     578          Williams Companies, Inc.                             21,656
                                                                     --------
                                                                      226,505
                                                                     --------
                  PHARMACEUTICALS -- 4.6%
     260          Amgen Inc.*                                          14,138
     120          Bristol-Myers Squibb Co.                             13,050
     280          Eli Lilly & Co.                                      20,440
     500          Johnson & Johnson                                    24,875
     240          Merck & Co., Inc.                                    19,020
                                                                     --------
                                                                       91,523
                                                                     --------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  RESTAURANTS -- 1.9%
      400         Boston Chicken, Inc.*                             $   14,350
      820         Starbucks Corp.*                                      23,473
                                                                    ----------
                                                                        37,823
                                                                    ----------
                  RETAILERS -- 3.4%
      430         Corporate Express, Inc.*                              12,658
      460         Kroger Co.*                                           21,390
      400         Petsmart, Inc.*                                        8,750
      420         Staples, Inc.*                                         7,586
      450         Walgreen Co.                                          18,000
                                                                    ----------
                                                                        68,384
                                                                    ----------
                  TELEPHONE SYSTEMS -- 4.3%
      360         AT & T Corp.                                          15,660
      330         Cincinnati Bell, Inc.                                 20,336
      740         LCI International, Inc.*                              15,910
      200         Sprint Corp.                                           7,975
    1,030         WorldCom, Inc.*                                       26,844
                                                                    ----------
                                                                        86,725
                                                                    ----------
                  TEXTILES, CLOTHING & FABRIC -- 1.0%
      350         Nike, Inc. Class B                                    20,913
                                                                    ----------
                  TOTAL INVESTMENTS -- 94.2%
                    (COST $1,806,200)                                1,886,501
                  Other Assets and Liabilities
                    (net) -- 5.8%                                      116,430
                                                                    ----------
                  TOTAL NET ASSETS -- 100.0%                       $ 2,002,931
                                                                   ===========
                  NOTES TO THE PORTFOLIO OF INVESTMENTS:
                  * Non-income producing security.



                See accompanying notes to financial statements.

                                       15




FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996




                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS -- 89.7%
                  AEROSPACE & DEFENSE -- 3.9%
    4,090         Banner Aerospace, Inc.*                            $ 35,276
    1,290         BE Aerospace, Inc.*                                  34,991
      380         Precision Castparts Corp.                            18,858
    2,290         UNC, Inc.*                                           27,480
                                                                      -------
                                                                      116,605
                                                                      -------
                  AIRLINES -- 1.9%
      300         Alaska Air Group, Inc.*                               6,300
    1,040         America West Airlines Class B*                       16,510
    1,670         Mesaba Holdings, Inc.*                               24,841
    1,080         World Airways, Inc.*                                  8,775
                                                                      -------
                                                                       56,426
                                                                      -------
                  BUILDING MATERIALS -- 0.7%
    1,530         Cameron Ashley Building Products*                    21,420
                                                                      -------
                  BUILDING & CONSTRUCTION -- 1.6%
      810         Drew Industries, Inc.*                               17,820
    1,450         Elcor Corp.                                          30,994
                                                                      -------
                                                                       48,814
                                                                      -------
                  CHEMICALS -- 3.9%
    1,450         AG Services of America, Inc.*                        24,106
      860         General Chemical Group, Inc.                         20,318
    2,630         Hexcel Corp.*                                        42,738
      860         Spartech Corp.                                        9,568
    1,230         Wellman, Inc.                                        21,064
                                                                      -------
                                                                      117,794
                                                                      -------

                  COMMERCIAL SERVICES -- 2.8%
    2,600         Fine Host Corp.*                                     50,050
    1,030         Lason, Inc.*                                         21,115
    1,230         Protection One, Inc.*                                12,146
                                                                      -------
                                                                       83,311
                                                                      -------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMUNICATIONS -- 5.5%
      590         ADC Telecommunications, Inc.*                      $ 18,349
      470         AirTouch Communications*                             11,868
    1,980         Arch Communications Group, Inc.*                     18,563
    1,350         Boston Technology, Inc.*                             38,813
      530         DSC Communications*                                   9,474
    1,480         Microwave Power Devices, Inc.*                        4,070
      740         Natural Microsystems Corp.*                          23,310
      480         QUALCOM, Inc.*                                       19,140
      900         Summa Four, Inc.*                                     7,538
    1,160         Transaction Network Services, Inc.*                  13,340
                                                                      -------
                                                                      164,465
                                                                      -------
                  COMPUTER SOFTWARE -- 3.9%
      460         Compuware Corp.*                                     23,058
    1,600         Level 8 Systems, Inc.*                               24,800
      640         Network General Corp.*                               19,360
    2,100         State of the Art, Inc.*                              25,988
    1,600         The Learning Co, Inc.*                               23,000
                                                                      -------
                                                                      116,206
                                                                      -------
                  COMPUTERS & INFORMATION -- 6.9%
      750         Cirrus Logic, Inc.*                                  11,625
      720         Comverse Technology, Inc.*                           27,225
    2,230         Evans & Sutherland Computer Co.*                     55,750
      700         Seagate Technology, Inc.*                            27,650
    2,570         Sigma Designs, Inc.*                                 26,985
    1,010         Western Digital*                                     57,444
                                                                      -------
                                                                      206,679
                                                                      -------
                  CONGLOMERATES -- 0.4%
    2,910         Worldcorp, Inc.*                                     12,731
                                                                      -------
                  CONTAINERS & PACKAGING -- 1.4%
    2,490         US Can Corp.*                                        42,019
                                                                      -------




                See accompanying notes to financial statements.

                                       16




FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  ELECTRIC UTILITIES -- 1.0%
      850         Calenergy, Inc.*                                   $ 28,581
                                                                     --------
                  ELECTRICAL EQUIPMENT -- 3.3%
      500         Anadigics, Inc.*                                     19,625
    2,830         Encore Wire Corp.*                                   48,818
    2,380         Invivo Corp.*                                        30,940
                                                                     --------
                                                                       99,383
                                                                     --------
                  ELECTRONICS -- 13.6%
    4,900         Aavid Thermal Technologies*                          52,675
    3,650         Aeroflex, Inc.*                                      17,338
    1,250         Allen Group, Inc.*                                   27,813
    2,110         Alpha Industries, Inc.*                              16,616
    1,060         Amphenol Corp. Class A*                              23,585
      930         DII Group, Inc.*                                     21,623
      280         Harman International Industries                      15,575
      270         Intel Corp.                                          35,353
      720         Lattice Semiconductor*                               33,120
      460         Maxim Intergrated Products*                          19,895
      520         Microchip Technology, Inc.*                          26,455
      690         Oak Industries, Inc.*                                15,870
      780         Rogers Corp.*                                        21,158
                  Semiconductor Packaging Materials
    1,720           Co., Inc.*                                         18,705
    4,470         Spectrum Control, Inc.*                              15,086
      830         Trimble Navigation Ltd.*                              9,545
    1,280         TSX Corp.*                                           11,360
    1,180         VLSI Technology*                                     28,173
                                                                     --------
                                                                      409,945
                                                                     --------
                  ENGINEERING -- 1.8%
    3,890         Insituform Technologies Class A*                     28,689
    1,100         Jacobs Engineering Group.*                           25,988
                                                                     --------
                                                                       54,677
                                                                     --------




                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  ENTERTAINMENT & LEISURE -- 5.0%
    1,650         Galoob Lewis Toys, Inc.*                           $ 23,100
    1,190         International Game Technology                        21,718
    1,350         Lodgenet Entertainment Corp.*                        23,963
    3,020         Sodak Gaming*                                        46,433
    1,830         Toy Biz, Inc.*                                       35,685
                                                                     --------
                                                                      150,899
                                                                     --------
                  ENVIRONMENT CONTROLS -- 0.4%
      650         Safety Kleen                                         10,644
                                                                     --------
                  FOREST PRODUCTS & PAPER -- 0.9%
    1,220         Louisiana Pacific Corp.                              25,773
                                                                     --------
                  HEAVY CONSTRUCTION -- 0.8%
    2,720         Perini Corp.*                                        21,250
                                                                     --------
                  HEAVY MACHINERY -- 0.6%
    1,360         Brown & Sharpe Manufacturing Co.*                    19,040
                                                                     --------
                  HOME CONSTRUCTION, FURNISHINGS &
                    APPLIANCES -- 0.9%
    1,670         Fieldcrest Cannon, Inc.*                             26,720
                                                                     --------
                  INSURANCE -- 4.4%
    1,140         American Annuity Group, Inc.                         16,103
    1,040         Conseco, Inc.                                        66,300
    1,330         John Alden Financial Corp.                           24,605
      770         Nymagic, Inc.                                        13,860
      440         United Wisconsin Services                            11,550
                                                                     --------
                                                                      132,418
                                                                     --------
                  MANUFACTURING -- 0.6%
      540         Halter Marine Group, Inc.*                            7,425
    5,880         Oneita Industries, Inc.*                             10,290
                                                                     --------
                                                                       17,715
                                                                     --------




                See accompanying notes to financial statements.

                                       17




FRONTIER CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996




                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  MEDIA, BROADCASTING &
                    PUBLISHING -- 4.1%
      350         Cablevision Systems Corp.*                         $ 10,719
    2,270         International Imaging Material*                      51,643
      970         Jones Intercable, Inc.*                              10,064
    1,390         Scientific Games Holdings Corp.*                     37,183
      370         Viacom Inc. Class B*                                 12,904
                                                                      -------
                                                                      122,513
                                                                      -------
                  MEDICAL SUPPLIES -- 0.9%
    1,210         CNS, Inc.*                                           17,394
    1,340         Uroquest Medical Corp.*                               9,045
                                                                      -------
                                                                       26,439
                                                                      -------
                  MEDICAL & BIO-TECHNOLOGY -- 1.6%
    2,270         American Service Group, Inc.*                        23,268
    1,860         Anika Research, Inc.*                                 6,975
    1,200         Neoprobe Corp.*                                      18,450
                                                                      -------
                                                                       48,693
                                                                      -------
                  METALS & MINING -- 2.7%
      910         Birmingham Steel Corp.                               17,290
      810         Carpenter Technology                                 29,666
      400         Lukens, Inc.                                          8,050
    1,650         Oregon Steel Mills                                   27,638
                                                                      -------
                                                                       82,644
                                                                      -------
                  OFFICE EQUIPMENT -- 0.7%
    1,820         The Peak Technologies Group.*                        21,840
                                                                      -------
                  OIL & GAS -- 5.1%
    1,160         American Exploration Co.*                            18,560
      540         Carbo Ceramics, Inc.                                 11,340
    2,740         COHO Energy, Inc.*                                   19,523
    1,030         Geoscience Corp.*                                    13,390
      450         Louisiana Land & Exploration Corp.                   24,131
      760         Noble Drilling Corp.*                                15,105



                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  OIL & GAS (CONTINUED)
      400         Production Operators Corp.                        $   18,600
    1,730         Wiser Oil Co.                                         34,168
                                                                    ----------
                                                                       154,817
                                                                    ----------
                  PHARMACEUTICALS -- 1.9%
    2,060         Anesta Corp.*                                         39,655
    2,540         DUSA Pharmaceuticals, Inc.*                           17,780
                                                                    ----------
                                                                        57,435
                                                                    ----------
                  REAL ESTATE -- 2.0%
    3,020         CB Commercial Real Estate Services Group, Inc.*       60,400
                                                                    ----------
                  RETAILERS -- 0.3%
    2,510         The Topp, Inc.*                                       10,040
                                                                    ----------
                  TELEPHONE SYSTEMS -- 1.1%
    1,140         Western Wireless Corp. Class A*                       15,818
      680         WorldCom, Inc.*                                       17,723
                                                                    ----------
                                                                        33,541
                                                                    ----------
                  TEXTILES, CLOTHING & FABRIC -- 1.0%
    2,500         Sport-Haley, Inc.*                                    31,406
                                                                    ----------
                  TRANSPORTATION -- 1.1%
    3,260         OMI Corp.*                                            28,525
      340         Overseas Shipholding Group.                            5,780
                                                                    ----------
                                                                        34,305
                                                                    ----------
                  WHOLESALE TRADE -- 1.0%
    1,370         Central Garden & Pet Co.*                             28,856
                                                                    ----------
                  TOTAL INVESTMENTS -- 89.7%
                    (Cost $2,531,258)                                2,696,444
                  Other Assets and Liabilities
                    (net) -- 10.3%                                     309,499
                                                                    ----------
                  TOTAL NET ASSETS -- 100.0%                        $3,005,943
                                                                    ==========
                  NOTES TO THE PORTFOLIO OF INVESTMENTS:
                  * Non-income producing security.




                See accompanying notes to financial statements.

                                       18




ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996



                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS -- 81.3%
                  AEROSPACE & DEFENSE -- 0.7%
     100          Boeing Co.                                          $10,638
                                                                      -------
                  AIRLINES -- 0.6%
     100          AMR Corp.*                                            8,793
                                                                      -------
                  AUTOMOTIVE -- 2.5%
     900          Chrysler Corp.                                       29,700
     300          Ford Motor Co.                                        9,563
                                                                      -------
                                                                       39,263
                                                                      -------
                  BANKING -- 5.8%
     200          BankAmerica Corp.                                    19,950
     200          Barnett Banks, Inc.                                   8,225
     100          Chase Manhattan Corp.                                 8,925
     100          First Bank System, Inc.                               6,825
     200          First Chicago NBD Corp.                              10,750
     100          J.P. Morgan & Co., Inc.                               9,763
     200          Nationsbank Corp.                                    19,550
     200          PNC Bank Corp.                                        7,525
                                                                      -------
                                                                       91,513
                                                                      -------
                  BEVERAGES, FOOD & TOBACCO -- 5.2%
     945          Archer-Daniels-Midland                               20,790
     400          Coca-Cola Co.                                        21,050
     600          Pepsico, Inc.                                        17,550
     200          Philip Morris Co.                                    22,525
                                                                      -------
                                                                       81,915
                                                                      -------
                  BUILDING & CONSTRUCTION -- 1.2%
     200          Centex Corp.                                          7,525
     472          Martin Marietta Materials, Inc.                      10,974
                                                                      -------
                                                                       18,499
                                                                      -------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  CHEMICALS -- 1.6%
     200          Dow Chemical                                       $ 15,675
     300          Engelhard Corp.                                       5,738
     100          Morton International, Inc.                            4,075
                                                                      -------
                                                                       25,488
                                                                      -------
                  COMMERCIAL SERVICES -- 0.7%
     100          AccuStaff, Inc.*                                      2,113
     300          Service Corp International                            8,400
                                                                      -------
                                                                       10,513
                                                                      -------
                  COMMUNICATIONS -- 0.2%
     100          DSC Communications*                                   1,788
      32          Lucent Technologies                                   1,480
                                                                      -------
                                                                        3,268
                                                                      -------
                  COMPUTERS & INFORMATION -- 4.6%
     300          Apple Computer, Inc.*                                 6,263
     300          Compaq Computer*                                     22,275
     100          Data General Corp.*                                   1,450
     200          Hewlett-Packard, Inc.                                10,050
     100          International Business Machines                      15,100
     100          Storage Technology Corp.*                             4,763
     500          Sun Microsystems, Inc.*                              12,844
                                                                      -------
                                                                       72,745
                                                                      -------
                  CONGLOMERATES -- 5.9%
     400          Dover Corp.                                          20,100
     100          Eastern Enterprises                                   3,538
     300          General Electric                                     29,663
     300          Raychem Corp.                                        24,038
     300          Tyco Lab                                             15,863
                                                                      -------
                                                                       93,202
                                                                      -------




                See accompanying notes to financial statements.

                                       19




ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996



                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  CONTAINERS & PACKAGING -- 0.8%
     200          Avery-Dennison Corp.                                $ 7,075
     100          Crown Cork & Seal, Inc.                               5,438
                                                                      -------
                                                                       12,513
                                                                      -------
                  COSMETICS & PERSONAL CARE -- 0.5%
     100          Gillette Co.                                          7,775
                                                                      -------
                  ELECTRIC UTILITIES -- 1.4%
     100          Baltimore Gas and Electric                            2,675
     100          Edison International                                  1,988
     100          Entergy Corp.                                         2,775
     300          Pacificorp                                            6,150
     300          Unicom Corp.                                          8,138
                                                                      -------
                                                                       21,726
                                                                      -------
                  ELECTRICAL EQUIPMENT -- 0.3%
     100          General Signal Corp.                                  4,275
                                                                      -------
                  ELECTRONICS -- 1.1%
     100          Intel Corp.                                          13,094
     100          Polaroid Corp.                                        4,350
                                                                      -------
                                                                       17,444
                                                                      -------
                  ENTERTAINMENT & LEISURE -- 0.1%
     100          Brunswick Corp.                                       2,400
                                                                      -------
                  FINANCIAL SERVICES -- 2.8%
                  Federal National Mortgage
     100            Association                                         3,725
     100          Merrill Lynch & Co., Inc.                             8,150
     400          Morgan Stanley Group, Inc.                           22,850
     200          Salomon, Inc.                                         9,425
                                                                      -------
                                                                       44,150
                                                                      -------


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  FOOD RETAILERS -- 1.3%
     400          Great Atlantic & Pacific Tea Co.                    $12,750
     300          Supervalu, Inc.                                       8,513
                                                                      -------
                                                                       21,263
                                                                      -------
                  FOREST PRODUCTS & PAPER -- 1.1%
     200          International Paper Co.                               8,075
     200          Weyerhauser Co.                                       9,475
                                                                      -------
                                                                       17,550
                                                                      -------
                  HEAVY MACHINERY -- 3.5%
     100          Caterpiller, Inc.                                     7,525
     200          Cooper Industries, Inc.                               8,425
     200          Deere & Co.                                           8,125
     500          Ingersoll Rand Co.                                   22,250
     400          Input/Output, Inc.*                                   7,400
     100          JLG Industries, Inc.                                  1,600
                                                                      -------
                                                                       55,325
                                                                      -------
                  HOME CONSTRUCTION, FURNISHINGS &
                  APPLIANCES -- 1.9%
     300          Black & Decker Corp.                                  9,038
     100          Maytag Corp.                                          1,975
     400          Newell Co.                                           12,600
     300          Oakwood Homes Corp.                                   6,863
                                                                      -------
                                                                       30,476
                                                                      -------
                  HOUSEHOLD PRODUCTS -- 0.7%
     100          Procter & Gamble Co.                                 10,750
                                                                      -------
                  INSURANCE -- 5.7%
     300          American International Group                         32,475
     100          Loews Corp.                                           9,425
     100          Providian Corp.                                       5,138
     200          Safeco Corp.                                          7,888
     800          Travelers Group                                      36,299
                                                                      -------
                                                                       91,225
                                                                      -------




                See accompanying notes to financial statements.

                                       20




ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  LODGING -- 1.3%
     200          HFS, Inc.*                                          $11,950
     300          Hilton Hotels Corp.                                   7,838
                                                                      -------
                                                                       19,788
                                                                      -------
                  MANUFACTURING -- 0.8%
     100          Eastman Kodak Co.                                     8,025
     200          Stanley Works                                         5,400
                                                                      -------
                                                                       13,425
                                                                      -------
                  MEDIA, BROADCASTING &
                    PUBLISHING -- 1.4%
     400          Kingworld Productions, Inc.*                         14,750
     200          Knight-Ridder, Inc.                                   7,650
                                                                      -------
                                                                       22,400
                                                                      -------
                  MEDICAL SUPPLIES -- 1.6%
     300          Alza Corp.*                                           7,763
     100          Tenet Healthcare Corp.*                               2,188
     400          US Surgical Corp.                                    15,750
                                                                      -------
                                                                       25,701
                                                                      -------
                  METALS & MINING -- 0.3%
     100          Newmont Mining                                        4,475
                                                                      -------
                  OIL & GAS -- 7.4%
     100          Ashland, Inc.                                         4,388
     100          Atlantic Richfield Co.                               13,250
     200          Baker Hughes, Inc.                                    6,900
     200          Burlington Resources, Inc.                           10,075
     300          Exxon                                                29,400
     100          Halliburton Co.                                       6,025
     200          Helmerich & Payne, Inc.                              10,425


                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  OIL & GAS (CONTINUED)
     100          Noram Energy Corp.                                 $  1,538
     200          Occidental Petroleum                                  4,675
     200          Panenergy Corp.                                       9,000
     100          Pennzoil                                              5,650
     100          Phillips Petroleum Co.                                4,425
     300          Santa Fe Energy Resources, Inc.*                      4,163
     200          Unocal Corp.                                          8,125
                                                                      -------
                                                                      118,039
                                                                      -------
                  PHARMACEUTICALS -- 7.1%
     400          Abbott Laboratories                                  20,300
     100          Amgen, Inc.*                                          5,438
     600          Johnson & Johnson                                    29,850
     400          Merck & Co., Inc.                                    31,700
     300          Pfizer, Inc.                                         24,863
                                                                      -------
                                                                      112,151
                                                                      -------
                  RESTAURANTS -- 0.1%
     300          Ryans Family Steak House, Inc.*                       2,063
                                                                      -------
                  RETAILERS -- 5.8%
     100          Brown Group, Inc.                                     1,838
     100          CompUSA, Inc.                                         2,063
     800          Dayton-Hudson Corp.                                  31,400
     300          Federated Department Stores*                         10,238
     200          Gap Stores                                            6,025
     100          Price/Costco, Inc.*                                   2,513
     200          Sears Roebuck                                         9,225
     150          Snap-On, Inc.                                         5,344
     200          TJX Co, Inc.                                          9,475
     600          Woolworth Corp.*                                     13,125
                                                                      -------
                                                                       91,246
                                                                      -------




                See accompanying notes to financial statements.

                                       21




ENHANCED U.S. EQUITY FUND
PORTFOLIO OF INVESTMENTS  (CONTINUED)
(PERCENTAGES OF TOTAL NET ASSETS)
DECEMBER 31, 1996





                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  COMMON STOCKS (CONTINUED)
                  TELEPHONE SYSTEMS -- 3.9%
     100          Bell Atlantic Corp.                                 $ 6,475
     200          Bellsouth Corp.                                       8,075
     400          GTE                                                  18,200
     100          MCI Communications Corp.                              3,269
     100          SBC Communications, Inc.                              5,175
     500          Sprint Corp.                                         19,938
                                                                      -------
                                                                       61,132
                                                                      -------
                  TEXTILES, CLOTHING & FABRIC -- 0.4%
     100          Liz Claiborne                                         3,863
     100          Russell Corp.                                         2,975
                                                                      -------
                                                                        6,838
                                                                      -------
                  TRANSPORTATION -- 1.0%
     200          CSX Corp.                                             8,450
     100          Union Pacific Corp.                                   6,013
     100          Yellow Corp.*                                         1,438
                                                                      -------
                                                                       15,901
                                                                      -------

                  TOTAL COMMON STOCKS
                    (Cost $1,151,709)                               1,285,868
                                                                    ---------

                                                                       VALUE
    SHARES                                                           (NOTE 1)
    ------                                                           --------
                  FOREIGN COMMON STOCK -- 1.4%
                  CANADA -- 1.1%
     100          Imperial Oil Ltd.                                 $    4,700
     200          Laidlaw, Inc. B                                        2,300
     500          Moore Corp Ltd.                                       10,188
                                                                    ----------
                                                                        17,188
                                                                    ----------
                  NORWAY -- 0.3%
     100          Norsk Hydro AS ADR                                     5,363
                                                                    ----------
                  TOTAL FOREIGN COMMON
                    STOCK (Cost $21,174)                                22,551
                                                                    ----------
                  TOTAL INVESTMENTS -- 82.7%
                    (Cost $1,172,883)                                1,308,419
                  Other Assets and Liabilities
                    (net) -- 17.3%                                     273,722
                                                                    ----------
                  TOTAL NET ASSETS -- 100.0%                        $1,582,141
                                                                    ==========
                  NOTES TO THE PORTFOLIO OF INVESTMENTS:
                  ADR American Depositary Receipt
                  * Non-income producing security.




              See accompanying notes to the financial statements.

                                       22




M FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


                                                     EDINBURGH                  FRONTIER CAPITAL     ENHANCED
                                                      OVERSEAS    TURNER CORE     APPRECIATION      U.S. EQUITY
                                                    EQUITY FUND   GROWTH FUND         FUND             FUND
                                                    -----------   -----------         ----             ----
Assets:
   Investments, at value (Note 1)*
    -- see accompanying
     Portfolio of Investments                        $2,781,044    $1,886,501      $2,696,444       $1,308,419
   Cash                                                 263,385        50,823         429,002          228,910
   Receivable from:
       Securities sold                                   --             6,250          --               --
       Capital stock subscriptions                       16,709        --              21,705              151
       Dividends and interest                             7,268         1,998           2,451            3,238
       Investment Adviser (Note 2)                       71,868        68,566          59,179           61,177
   Deferred organization expense                         81,397        81,397          81,397           81,397
                                                      ---------     ---------       ---------        ---------
          Total assets                                3,221,671     2,095,535       3,290,178        1,683,292
                                                      ---------     ---------       ---------        ---------
LIABILITIES:
   Distributions payable                                 18,231        68,919         121,789           69,094
   Payable for securities purchased                      --            --             139,524           10,419
   Capital stock redemptions                             --               431          --               --
   Accrued expenses and other liabilities                26,243        23,254          22,922           21,638
                                                      ---------     ---------       ---------        ---------
          Total liabilities                              44,474        92,604         284,235          101,151
                                                      ---------     ---------       ---------        ---------
NET ASSETS                                           $3,177,197    $2,002,931      $3,005,943       $1,582,141
                                                     ==========    ==========      ==========       ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                   $3,217,350    $1,920,119      $2,892,270       $1,415,029
   Undistributed net investment income
     (distributions in excess of net investment
     income)                                              2,033           930          --                  810
   Accumulated net realized gain (loss) on investments
     and foreign currency transactions                 (117,784)        1,581         (51,513)          30,766
   Net unrealized appreciation on investments,
     forward currency contracts, and net other assets    75,598        80,301         165,186          135,536
                                                      ---------     ---------       ---------        ---------
NET ASSETS                                           $3,177,197    $2,002,931      $3,005,943       $1,582,141
                                                     ==========    ==========      ==========       ==========
SHARES OUTSTANDING                                      321,541       172,614         239,998          133,525
                                                     ==========    ==========      ==========       ==========
Net asset value, offering price and redemption price
  per share                                          $     9.88    $    11.60      $    12.52       $    11.85
                                                     ==========    ==========      ==========       ==========
 * Cost of investments                               $2,705,457    $1,806,200      $2,531,258       $1,172,883

(a) Funds commenced operations on January 4, 1996.



            See accompanying notes to the financial statements.

                                       23





M FUND, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1996(A)


                                                     EDINBURGH                  FRONTIER CAPITAL     ENHANCED
                                                      OVERSEAS    TURNER CORE     APPRECIATION      U.S. EQUITY
                                                    EQUITY FUND   GROWTH FUND         FUND             FUND
                                                    -----------   -----------         ----             ----
Investment income:
   Interest                                          $  11,445     $   6,696        $  12,662        $   3,056
   Dividends*                                           37,060        17,108            4,615           22,371
                                                     ---------     ---------        ---------        ---------
          Total investment income                       48,505        23,804           17,277           25,427
                                                     ---------     ---------        ---------        ---------
EXPENSES:
   Investment Advisory fee (Note 2)                     25,922         8,040           17,411            6,289
   Custody and administration fees                      95,893        86,827           83,817           78,416
   Professional fees                                    19,927        17,926           17,926           17,926
   Registration and filing fees                          1,034           804              804              804
   Shareholder reporting                                 4,042         4,042            4,042            4,042
   Directors' fees and expenses                          7,500         7,500            7,500            7,500
   Amortization of organization costs                   20,196        20,196           20,196           20,196
   Other                                                 6,773         6,773            6,773            6,773
                                                     ---------     ---------        ---------        ---------
          Total expenses                               181,287       152,108          158,469          141,946
   Interest on loans (Note 3)                           --             1,443              942           --
   Less: Expenses reimbursable by the Adviser (Note
     2)                                               (149,208)     (139,615)        (136,249)        (132,823)
                                                     ---------     ---------        ---------        ---------
   Net operating expenses                               32,079        13,936           23,162            9,123
                                                     ---------     ---------        ---------        ---------
NET INVESTMENT INCOME (LOSS)                            16,426         9,868           (5,885)          16,304
                                                     ---------     ---------        ---------        ---------
REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
       Investment transactions                        (117,784)       60,656           75,231           83,462
       Foreign currency transactions                     1,943        --               --               --
                                                     ---------     ---------        ---------        ---------
       Net realized gain (loss)                       (115,841)       60,656           75,231           83,462
                                                     ---------     ---------        ---------        ---------
   Net change in unrealized appreciation
     (depreciation) on:
       Investments                                      75,587        80,301          165,186          135,536
       Forward currency and net other assets                11        --               --               --
                                                     ---------     ---------        ---------        ---------
          Net unrealized appreciation during the
           period                                       75,598        80,301          165,186          135,536
                                                     ---------     ---------        ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)                (40,243)      140,957          240,417          218,998
                                                     ---------     ---------        ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                         $ (23,817)    $ 150,825        $ 234,532        $ 235,302
                                                     =========     =========        =========        =========

  * Net of foreign taxes withheld of:                $  (5,410)       --               --            $    (214)

(a) Funds commenced operations on January 4, 1996


            See accompanying notes to the financial statements.

                                       24





M FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1996(A)


                                                     EDINBURGH                  FRONTIER CAPITAL     ENHANCED
                                                      OVERSEAS    TURNER CORE     APPRECIATION      U.S. EQUITY
                                                    EQUITY FUND   GROWTH FUND         FUND             FUND
                                                    -----------   -----------         ----             ----
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
   Net investment income (loss)                      $   16,426   $     9,868      $    (5,885)     $   16,304
   Net realized gain (loss) on investment and
     foreign currency transactions                     (115,841)       60,656           75,231          83,462
   Net change in unrealized appreciation on
     investments, forward currency contracts,
     foreign currency, and other assets                  75,598        80,301          165,186         135,536
                                                     ----------   -----------      -----------      ----------
   Net increase (decrease) in net assets resulting
     from operations                                    (23,817)      150,825          234,532         235,302
                                                     ----------   -----------      -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                           (18,231)       (9,844)         --              (16,399)
   From net realized capital gains                       --           (59,075)        (121,789)        (52,695)
                                                     ----------   -----------      -----------      ----------
       Total distributions to shareholders              (18,231)      (68,919)        (121,789)        (69,094)
                                                     ----------   -----------      -----------      ----------
FUND SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold                          3,391,448     3,875,674        4,878,023       1,397,149
   Cost of shares repurchased                          (212,203)   (1,974,649)      (2,004,823)         (1,216)
   Net increase in net assets resulting from Fund
     share transactions                               3,179,245     1,901,025        2,873,200       1,395,933
                                                     ----------   -----------      -----------      ----------
TOTAL CHANGE IN NET ASSETS                            3,137,197     1,982,931        2,985,943       1,562,141
                                                     ----------   -----------      -----------      ----------
NET ASSETS:
   Beginning of period                                   40,000        20,000           20,000          20,000
                                                     ----------   -----------      -----------      ----------
   End of period*                                    $3,177,197   $ 2,002,931      $ 3,005,943      $1,582,141
                                                     ==========   ===========      ===========      ==========
  * Including undistributed net investment income
    (distributions in excess of net investment income)
    of:
                                                     $    2,033   $       930          --           $      810
(a) Funds commenced operations on January 4, 1996


            See accompanying notes to the financial statements.

                                       25





M FUND, INC.
FINANCIAL HIGHLIGHTS
FOR THE PERIOD ENDED DECEMBER 31, 1996(A)


                                                     EDINBURGH                  FRONTIER CAPITAL     ENHANCED
                                                      OVERSEAS    TURNER CORE     APPRECIATION      U.S. EQUITY
                                                    EQUITY FUND   GROWTH FUND         FUND             FUND
                                                    -----------   -----------         ----             ----
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 10.00       $ 10.00          $ 10.00          $ 10.00
                                                      -------       -------          -------          -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                          0.06          0.06             0.00             0.12
   Net realized and unrealized gain (loss) on
     investments                                        (0.12)         1.94             3.03             2.25
                                                      -------       -------          -------          -------
       Total from investment operations                 (0.06)         2.00             3.03             2.37
                                                      -------       -------          -------          -------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                           (0.06)        (0.06)           --               (0.12)
   From net realized gains                              --            (0.34)           (0.51)           (0.40)
                                                      -------       -------          -------          -------
       Total distributions                              (0.06)        (0.40)           (0.51)           (0.52)
                                                      -------       -------          -------          -------
NET ASSET VALUE, END OF PERIOD                        $  9.88       $ 11.60          $ 12.52          $ 11.85
                                                      =======       =======          =======          =======
TOTAL RETURN*                                           (0.63)%       19.99%           30.31%           23.67%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                  $ 3,177       $ 2,003          $ 3,006          $ 1,582
   Net expenses to average daily net assets before
     interest expense**                                  1.30%         0.70%            1.15%            0.80%
   Net expenses to average daily net assets after
     interest expense**                                  1.30%         0.78%            1.20%            0.80%
   Net investment income (loss) to average daily net
     assets**                                            0.67%         0.55%           (0.30)%           1.43%
   Portfolio turnover rate                                 65%          258%             140%              79%
   Average commission rate paid***                    $0.0474       $0.0600          $0.0362          $0.0227
   Without  the  reimbursement  of  expenses  by
     the  adviser,  the ratio of net expenses and
     net investment  income (loss) to average net
     assets would have been:
       Expenses before interest expense                  7.34%         8.51%            8.19%           12.45%
       Net investment income (loss)                     (5.37)%       (7.26)%          (7.34)%         (10.22)%


(a) Funds commenced operations on January 4, 1996
  * Not annualized
 ** Annualized
*** Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the period by the total number of shares purchased and sold during the period for which commissions were charged. Amount is computed on a non annualized basis.

            See accompanying notes to the financial statements.

                                     26




M FUND, INC.
NOTES TO FINANCIAL STATEMENT



M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company consists of four separate diversified investment portfolios: Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, (the "Funds"), each of which is, in effect, a separate mutual fund. All of the Funds commenced operations on January 4, 1996.

The Company offers its shares to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Group and issued by certain life insurance companies affiliated with M Financial Group. Shares of the Company may also be sold to qualified pension and retirement plans. Currently shares of the Company are offered only to separate accounts funding variable annuity contracts issued by John Hancock Variable Life Insurance Co. and Pacific Mutual Life Insurance Co.

Each of the Funds' investment objective seeks long term capital appreciation or total return. Edinburgh Overseas Equity Fund's investment objective is long-term capital appreciation with reasonable investment risk through active management and investment in common stocks and common stock equivalents of foreign issuers, Turner Core Growth Fund seeks long-term capital appreciation through a diversified portfolio of common stocks that show strong earning potential with reasonable market prices, Frontier Capital Appreciation Fund seeks maximum capital appreciation through investment in common stocks of companies of all sizes, with emphasis on stocks of small to medium capitalization companies (i.e. companies with market capitalization of less than $3 billion), Enhanced U.S. Equity Fund's objective is above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

1. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

PORTFOLIO VALUATION

Equity securities and other similar investments traded on a recognized U.S. or foreign securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale price on the principal exchange on which they are traded or NASDAQ (if NASDAQ is the principal market for such securities). If no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and asked price. Equities traded

                                       27




M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)


1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

on a foreign exchange, for which no sale occurs, are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and asked price. Debt securities and other fixed-income investments of the Funds will be valued at prices supplied by independent pricing agents approved by the Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotation or whose market value does not, in the Adviser's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Board of Directors.

REPURCHASE AGREEMENTS

Turner Core Growth Fund and Enhanced U.S. Equity Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (i.e. collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FOREIGN CURRENCY

Edinburgh Overseas Equity Fund and Enhanced U.S. Equity Fund may invest in non U.S. dollar denominated assets. Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the


                                       28





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS

Edinburgh Overseas Equity Fund may enter into forward foreign currency exchange contracts. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts can limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between funds in the Company.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized capital losses recognized subsequent to October and differing characterization of distributions made by each Fund. Permanent differences relating to shareholder distributions will result in reclassifications to paid-in capital.


                                       29





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)



1. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)

FEDERAL INCOME TAXES

The Funds intend to qualify as a regulated investment company, by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income tax is necessary. For federal income tax purposes, the Edinburgh Overseas Equity Fund had a capital loss carryforward of $20,515 as of December 31, 1996 which is available to offset future capital gains. The carryforward will expire in 2004. The Edinburgh Overseas Equity Fund and Frontier Capital Appreciation Fund elected to defer to their fiscal years ending December 31, 1997, $96,485 and $14,985, respectively, of losses recognized during the period November 1, 1996 to December 31, 1996.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a monthly fee at an annual rate of the value of each Fund's average daily net assets as follows:


              FUND                                       TOTAL ADVISORY FEES
              ----                                       -------------------
Edinburgh Overseas Equity Fund                      1.05% on the first $10 million
                                                    0.90% on the next $15 million
                                                    0.75% on the next $75 million
                                                    0.60% on amounts above $100 million
Turner Core Growth Fund                             0.45%
Frontier Capital Appreciation Fund                  0.90%
Enhanced U.S. Equity Fund                           0.55% on the first $25 million
                                                    0.45% on the next $75 million
                                                    0.30% on amounts above $100 million

The Adviser has engaged Edinburgh Fund Managers Plc., Turner Investment Partners, Inc., Frontier Capital Management Company, Inc., and Franklin Portfolio Associates Trust to act as sub-advisers to provide day to day portfolio management for the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund, respectively.

The Adviser has voluntarily undertaken to waive or otherwise reimburse the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund for their operating expenses, exclusive of advisory fees, brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceed 0.25% of the average daily net assets of the Fund through December 31, 1997.


                                       30





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)


2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES -- (CONTINUED)

No officer, director or employee of the Adviser, or sub-advisers receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Director who is not an officer or employee of the Adviser and their affiliates, $8,000 per annum plus $500 per meeting attended and reimburses each such Director for travel and out-of-pocket expenses.

3. LOANS

Due to significant redemption activity during the periods identified below, the following Funds incurred overdrafts permitted by the Custodian:

                                                     PERIOD         AVERAGE DAILY   WEIGHTED AVERAGE   INTEREST
                                                  OUTSTANDING          BALANCE        INTEREST RATE     EXPENSE
                                                  -----------          -------        -------------     -------
Turner Core Growth Fund                        7/17/96 to 7/23/96    $1,189,640           6.24%         $1,443
Frontier Capital Appreciation Fund             7/17/96 to 7/22/96    $  906,441           6.24%         $  942

4. PURCHASES AND SALES OF SECURITIES

Costs of purchases and proceeds from sales of investment securities, excluding U.S. Government Securities and short-term investments, for the period January 4, 1996 through December 31, 1996, were as follows:

                                                                PURCHASES      SALES
                                                                ---------      -----
Edinburgh Overseas Equity Fund                                $ 4,264,841  $ 1,454,788
Turner Core Growth Fund                                         5,884,800    4,139,256
Frontier Capital Appreciation Fund                              4,895,054    2,439,027
Enhanced U.S. Equity Fund                                       1,937,087      847,666

For the period January 4, 1996 through December 31, 1996, aggregated gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:


                                                FEDERAL      TAX BASIS      TAX BASIS     NET UNREALIZED
                                                 INCOME      UNREALIZED     UNREALIZED     APPRECIATION
                                                TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
                                                --------    ------------   ------------   --------------
Edinburgh Overseas Equity Fund                 $2,707,230    $ 222,690     $ (148,876)      $  73,814
Turner Core Growth Fund                         1,821,372      130,049        (64,920)         65,129
Frontier Capital Appreciation Fund              2,568,705      342,332       (214,593)        127,739
Enhanced U.S. Equity Fund                       1,172,882      154,825        (19,289)        135,536


                                       31





M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)



5. SHARES OF BENEFICIAL INTEREST

For the period January 4, 1996 through December 31, 1996 an unlimited number of shares of beneficial interest without par value were authorized. Changes in shares of beneficial interest were as follows:

                                   EDINBURGH OVERSEAS        TURNER CORE
                                      EQUITY FUND            GROWTH FUND
                                      -----------            -----------
                                     FOR THE PERIOD         FOR THE PERIOD
                                    JANUARY 4, 1996-       JANUARY 4, 1996-
                                  DECEMBER 31, 1996(A)   DECEMBER 31, 1996(A)
                                  --------------------   --------------------
Shares sold                             338,734                 358,098
Shares repurchased                      (21,193)               (187,484)
                                        -------                --------
Net increase                            317,541                 170,614
Fund shares:
   Beginning of period                    4,000                   2,000
                                        -------                 -------
   End of period                        321,541                 172,614
                                        =======                 =======


                                  FRONTIER CAPITAL        ENHANCED U.S.
                                 APPRECIATION FUND         EQUITY FUND
                                 -----------------         -----------
                                   FOR THE PERIOD         FOR THE PERIOD
                                  JANUARY 4, 1996-       JANUARY 4, 1996-
                                DECEMBER 31, 1996(A)   DECEMBER 31, 1996(A)
                                --------------------   --------------------
Shares sold                            417,701               131,623
Shares repurchased                    (179,703)                  (98)
                                      --------               -------
Net increase                           237,998               131,525
Fund shares:
   Beginning of period                   2,000                 2,000
                                      --------               -------
   End of period                       239,998               133,525
                                       =======               =======

(a) The Funds commenced operations on January 4, 1996.


6. ORGANIZATION COSTS

Each Fund has borne all costs in connection with its organization. Such costs are being amortized on the straight-line method over a period of five years from the commencement of operations for each Fund. In the event that any of the initial shares of the Funds are redeemed during such amortization period, the Funds will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

                                       32






M FUND, INC.
NOTES TO FINANCIAL STATEMENT (CONTINUED)



7. FINANCIAL INSTRUMENTS

Edinburgh Overseas Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as foreign currency exchange rates. These financial instruments include forward currency exchange contracts.

The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 1996, the Fund had no open forward currency exchange contracts.

8. CONCENTRATION

At December 31, 1996, a substantial portion of the Edinburgh Overseas Equity Fund's net assets consist of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities are subject to greater price volatility, more limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

9. BENEFICIAL INTEREST

At December 31, 1996, the ownership of each Fund was as follows:


                                                             PERCENTAGE OF OWNERSHIP
                                                 ---------------------------------------------
                                                                  JOHN HANCOCK       PACIFIC
                                                     M LIFE       VARIABLE LIFE    MUTUAL LIFE
                                                 INSURANCE CO.    INSURANCE CO.   INSURANCE CO.
                                                 -------------    -------------   -------------
Edinburgh Overseas Equity Fund                        62.5%           35.0%            2.5%
Turner Core Growth Fund                               57.9%           33.7%            8.4%
Frontier Capital Appreciation Fund                    41.9%           40.5%           17.6%
Enhanced U.S. Equity Fund                             74.9%            --             25.1%




                                       33





                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of M Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Edinburgh Overseas Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Enhanced U.S. Equity Fund (four series of M Fund, Inc.), including the portfolios of investments, as of December 31, 1996, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of M Fund, Inc.'s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of M Fund, Inc. as of December 31, 1996, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                            COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
February 10, 1997


                                       34